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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 20, 2000


                          Hovnanian Enterprises, Inc.
                          ---------------------------
              (Exact Name of registrant specified in its charter)

          Delaware                     1-8551              22-1851059
          --------                     ------              ----------
(State or other Jurisdiction        (Commission         (I.R.S. Employee
      of Incorporation)             File Number)       Identification No.)

                          10 Highway 35, P.O. Box 500
                          Red Bank, New Jersey 07701
                          --------------------------
                   (Address of principal executive offices)
                 Registrant's telephone number: (732) 747-7800
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                                                                               2

Item 5.        Other Events
               ------------

     On September 20, 2000, Hovnanian Enterprises, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference, announcing its intention to offer $150 million principal amount of senior notes due 2007, through a private placement to qualified institutional buyers. The Unaudited Pro Forma Consolidated Financial Statements attached hereto an Exhibit 99.2 were prepared in connection with the offering.

Item 7.        Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
Exhibits.
--------

     (c)       Exhibits

               99.1      Press Release dated September 20, 2000

               99.2      Unaudited Pro Forma Consolidated Financial Statements
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOVNANIAN ENTERPRISES, INC.
                                        ---------------------------
                                                (Registrant)



                                        By: /s/ Peter S. Reinhart
                                           ------------------------
                                                Peter S. Reinhart
                                                Senior Vice President
                                                General Counsel

Date: September 20, 2000
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit Number      Exhibit
--------------      -------

99.1                Press Release dated September 20, 2000

99.2                Unaudited Pro Forma Consolidated Financial Statements